UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2023

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York 10019
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2022, February 28, 2022, March 21, 2022, April 25, 2022, May 2, 2022, May 27, 2022 and July 7, 2022 (each an “Acquisition 8-K” and collectively, the “Acquisition 8-Ks”), The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), reported, among other things, the acquisition through multiple closings, of 81 properties from certain subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Sellers”) pursuant to a contract described below. A total of 56 properties were acquired through March 31, 2022 and 25 properties remained probable as of that date. On April 8, 2022, in a Current Report on Form 8-K/A (the “Initial Form 8-K/A”), the Company amended and supplemented the Acquisition 8-Ks that were filed on February 14, 2022, February 28, 2022 and March 21, 2022 to provide, among other things, the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K with respect to the 56 acquired properties reported on those Acquisition 8-Ks. As disclosed in the Acquisition 8-Ks filed on April 25, 2022, May 2, 2022, May 27, 2022 and July 7, 2022, the Company completed the acquisition of the 25 remaining properties from the Sellers. On June 24, 2022, in a Current report on Form 8-K/A (the “Second Form 8-K/A”), the Company amended and supplemented the Acquisition 8-Ks that were filed on April 25, 2022, May 2, 2022 and May 27, 2022 to provide, among other things, the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K with respect to the 80 acquired properties reported on those Acquisition 8-Ks. All of the properties have been acquired as of the filing of this Current Report on Form 8-K. On August 9, 2022, in a Current Report on Form 8-K (the “August 2022 Form 8-K”), the Company provided historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K for the Acquired CIM Properties (defined below) and reported on the Acquisition 8-Ks. This Current Report on Form 8-K provides additional unaudited pro forma information required by Item 9.01(b) of Form 8-K for the Acquired CIM Properties and reported on the Acquisition 8-Ks and should be read in conjunction with all of the Acquisition 8-Ks, the Initial Form 8-K/A, the Second Form 8-K/A and the August 2022 Form 8-K.

As previously disclosed, on December 17, 2021, the Company and its subsidiary, The Necessity Retail REIT Operating Partnership, a Delaware limited partnership (the “Operating Partnership”), entered into a definitive purchase and sale agreement (the “PSA”) to acquire, in the aggregate, 81 properties (together, the “CIM Portfolio”), from the Sellers for approximately $1.3 billion. The CIM Portfolio consists of 79 power centers and grocery-anchored multi-tenant retail centers, two single-tenant retail properties and a detention pond parcel, located across 27 states and aggregating approximately 9.5 million square feet. As of the filing of this Current Report on Form 8-K, the Company has acquired 81 power centers and grocery-anchored multi-tenant retail centers and a detention pond parcel at an aggregate purchase price of $1.3 billion including debt assumption of $352.8 million but excluding closing costs (the “Acquired CIM Properties”).

The Company is filing this Current Report on Form 8-K to provide the following financial information with respect to the Acquired CIM Properties: (1) the Company’s Unaudited Pro Forma Consolidated Financial Statements, which include the Company’s Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2022 (including the notes thereto), giving effect to the Acquired CIM Properties attached hereto as Exhibit 99.1.

The Company’s Unaudited Pro Forma Consolidated Financial Statements (including the notes thereto) are qualified in their entirety and should be read in conjunction with the combined financial statements of the Acquired CIM Properties for the fiscal year ended December 31, 2022.

The Company’s Unaudited Pro Forma Consolidated Financial Statements have been prepared on the basis of certain assumptions and estimates described in the notes thereto and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the Company would have been had the Acquired CIM Properties been acquired on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the Company as of or for any future date or period. For further information, see Exhibit 99.1.

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. The words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the potential adverse effects of (i) the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, (ii) the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants and the global economy and financial markets, and (iii) inflationary conditions and higher interest rate environments, as well as those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 filed on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following pro forma financial information for the Company is attached as Exhibit 99.1 and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2022
•	Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2022

(d)	Exhibits

Exhibit No	Description
99.1	UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

Date: February 27, 2023	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President